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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 5, 1997


                       Graham-Field Health Products, Inc.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                  0-10881NY                    11-2578230
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(State or Other Juris-          (Commission File             (IRS Employer
diction of Incorporation)            Number)                Identification No.)


  400 Rabro Drive East, Hauppauge, NY                                  11788
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (516) 582-5900


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

The Fuqua Merger


         On September 5, 1997, Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Fuqua Enterprises, Inc., a Delaware corporation ("Fuqua"), GFHP Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and the Company providing for the acquisition of Fuqua by the Company. Pursuant to the Merger Agreement, following the satisfaction of the conditions contained therein, Sub will be merged with and into Fuqua with Fuqua to continue as the surviving corporation wholly owned by the Company (the "Merger"). The Company has received the written opinion of Smith Barney Inc. to the effect that the consideration payable by the Company pursuant to the Merger Agreement is fair from a financial point of view to the Company.

         In the Merger, each share of Fuqua's common stock, par value $2.50 per share (the "Fuqua Common Stock"), other than shares of Fuqua Common Stock canceled pursuant to the Merger Agreement, will be converted into the right to receive 2.1 (the "Conversion Number") shares of common stock, par value $.025 per share, of the Company (the "Company Common Stock"); provided that the Conversion Number is subject to upward adjustment in the event the Company's average stock price for the 10-day period ending two days prior to the Merger falls below $13.57, and to downward adjustment in the event that the average stock price exceeds $17.62. Accordingly, Fuqua stockholders are assured of receiving Company Common Stock valued at not less than $28.50 nor more than $37.00 in exchange for each share of Fuqua Common Stock. There were 4,482,709 shares of Fuqua Common Stock outstanding on September 5, 1997.

         The Merger Agreement contains customary representations and warranties of the parties, which will not survive the effectiveness of the Merger. In addition, pursuant to the Merger Agreement, the Company and Fuqua have agreed to operate their businesses in the ordinary course pending consummation of the Merger, and Fuqua has agreed not to solicit or enter into negotiations or agreements relating to a competing business combination transaction. The Merger is conditioned, among other things, upon the approval of the holders of at least a majority of the outstanding shares of Fuqua capital stock entitled to vote thereon, upon the approval of the holders of at least a majority of the shares of Company Common Stock voting at a special meeting of the stockholders of the Company, and upon the expiration of certain regulatory waiting periods. Either party may terminate the Merger Agreement if the Merger is not consummated on or prior to March 31, 1998.

         To induce the Company and Sub to enter into the Merger Agreement, the Company entered into (1) a Stockholders Agreement,



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dated as of September 5, 1997, (the "Stockholders Agreement") with BIL (Far East
Holdings) Limited and BIL Securities (Offshore) Ltd. (together, "BIL"), Irwin Selinger ("Mr. Selinger"), the Chairman of the Board and Chief Executive Officer of the Company, and J.B. Fuqua, J. Rex Fuqua, Fuqua Holdings-I, L.P., The Jennifer Calhoun Fuqua Trust, The Lauren Brooks Fuqua Trust and The J.B. Fuqua Foundation, Inc. (together, the "Fuqua Stockholders") and (2) a Voting Agreement (the "Voting Agreement") with Gene J. Minotto ("Mr. Minotto"), pursuant to which, among other things, the Fuqua Stockholders and Mr. Minotto (who, as of September 5, 1997, own collectively 45.9% of the outstanding Fuqua Common
Stock) have agreed to vote their shares of Fuqua Common Stock in favor of approval of the Merger and adoption of the Merger Agreement and all transactions contemplated thereby, at a special meeting of Fuqua stockholders. The Fuqua Stockholders and Mr. Minotto, also agreed, until the Effective Time, not to dispose of any of the Fuqua Common Stock or any interest therein, exercise any right of conversion with respect to such shares, deposit any of such shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy with respect thereto or enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect disposition of such shares. In addition, the Fuqua Stockholders and Mr. Minotto agreed pursuant to the Stockholders Agreement and Voting Agreement not to initiate, solicit or encourage, directly or indirectly, any inquiries with respect to any alternative business combination transaction relating to Fuqua or engage in any negotiations concerning any such transaction. The Fuqua Stockholders and Mr. Minotto also agreed to promptly notify the Company of any inquiries or proposed negotiations with respect to any such proposed transaction.

         Pursuant to the Stockholders Agreement, BIL and Mr. Selinger (who, as of September 5, 1997, own collectively 37% of the outstanding Company Common Stock) have agreed to vote their shares of Company Common Stock in favor of approval of the Merger and adoption of the Merger Agreement and all transactions contemplated thereby, at a special meeting of Company stockholders.

         Provided that the Fuqua Stockholders own securities representing at least 5% of the voting power of the outstanding capital stock of the Company, the Fuqua Stockholders have agreed in the Stockholders Agreement not to acquire additional shares of the Company Common Stock, seek to acquire ownership of the Company, engage in any solicitation of proxies with respect to the Company, or otherwise seek or propose to acquire control of the Company Board. Pursuant to the Stockholders Agreement, so long as the Fuqua Stockholders beneficially own 5% or more of the voting power of the outstanding capital stock of the Company, the Fuqua Stockholders will have the right to designate one member of the Board of Directors of the Company (the "Company Board"). The Fuqua Stockholders also agreed to certain restrictions in their



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transfer of shares of Company Common Stock received in the Merger.

         The Stockholders Agreement and Voting Agreement will automatically terminate upon a termination of the Merger Agreement in accordance with its terms. In addition, the Stockholders Agreement will terminate following the Merger if the Fuqua Stockholders beneficially own less than 5% of the voting power of the outstanding capital stock of the Company or upon a change of control of the Company Board.

         In addition, on September 5, 1997, the Company entered into a Registration Rights Agreement with the Fuqua Stockholders (the "Registration Rights Agreement") providing certain demand and "piggyback" registration rights to the Fuqua Stockholders with respect to the securities of the Company to be acquired by the Fuqua Stockholders pursuant to the Merger Agreement. The Company will be required to pay the expenses incurred by the Fuqua Stockholders in connection with any such registrations. The Registration Rights Agreement will automatically terminate upon a termination of the Merger Agreement in accordance with its terms. The Company has also agreed to provide certain registration rights to Mr. Minotto.

         The Merger Agreement, the Stockholders Agreement, the Voting Agreement and the Registration Rights Agreement are attached hereto as Exhibits 2(a), 4(a), 4(b), and 4(c), respectively, and are incorporated herein by reference. The foregoing descriptions of such documents are qualified in their entirety by reference to those documents filed hereto as exhibits.

         Additional information with respect to the Merger and the other transactions contemplated thereby is included in the press release issued September 8, 1997 attached hereto as Exhibit 99(a).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(a) Not Applicable


(b) Not Applicable

(c) Exhibit No.            Description
    -----------            -----------

         2(a)              Agreement and Plan of Merger, dated
                           as of September 5, 1997, by and
                           among Graham-Field Health Products,
                           Inc. (the "Company"), GFHP
                           Acquisition Corp. and Fuqua
                           Enterprises, Inc.

         4(a)              Stockholders Agreement, dated as of
                           September 5, 1997, by and among the



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                           Company, BIL, Irwin Selinger and
                           the Fuqua Stockholders.

         4(b)              Voting Agreement dated as of
                           September 5, 1997, by and between
                           the Company and Gene J. Minotto.

         4(c)              Registration Rights Agreement dated
                           as of September 5, 1997, by and
                           among the Company and the Fuqua
                           Stockholders.

         99(a)             Press Release, dated September 8,
                           1997.



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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  September 11, 1997                   By:  /s/ Richard S. Kolodny
                                                -------------------------------
                                                Name:  Richard S. Kolodny
                                                Title: Vice President, General
                                                          Counsel and Secretary



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                                  EXHIBIT INDEX

         Item No.          Description                                                  Page No.
         --------          -----------                                                  --------

         2(a)              Agreement and Plan of Merger, dated as
                           of September 5, 1997, by and among
                           Graham-Field Health Products, Inc. (the
                           "Company"), GFHP Acquisition Corp. and
                           Fuqua Enterprises, Inc.

         4(a)              Stockholders Agreement, dated as of September 5,
                           1997, by and among the Company, BIL, Irwin Selinger and the Fuqua Stockholders.

         4(b)              Voting Agreement, dated as of September
                           5, 1997, by and between the Company and
                           Gene J. Minotto.

         4(c)              Registration Rights Agreement dated as
                           of September 5, 1997, by and among the
                           Company and the Fuqua Stockholders.

         99(a)             Press Release, dated September 8, 1997.



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